UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2025

_______________________________

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Securities Purchase Agreement

On September 6, 2025, Forward Industries, Inc., a New York Corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Purchasers”) pursuant to which the Company agreed to sell and issue to the Purchasers in a private placement (the “Private Placement”) an aggregate of 89,189,189 shares (the “Shares”) of common stock of the Company, par value $0.01 per share (the “Common Stock”), at an offering price of $18.50 (and/or pre-funded warrants in lieu thereof (the “Pre-Funded Warrants” and together with the Shares, the “Securities”) to purchase shares of Common Stock (the “Pre-Funded Warrant Shares”) with $18.49999 of the exercise price per Pre-Funded Warrant being pre-funded on the Closing Date (as defined below)), subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Securities Purchase Agreement and prior to the Closing Date (as defined below) (the “Per Share Purchase Price”). In the Private Placement, the Purchasers will tender U.S. dollars, USD Coin (USDC) or Tether (USDT) to the Company as consideration for the Shares and Pre-Funded Warrants.

The unfunded exercise price of each Pre-Funded Warrant will equal $0.00001 per underlying Pre-Funded Warrant Share. The exercise price and the number of shares of Common Stock issuable upon exercise of each Pre-Funded Warrant is subject to appropriate adjustment in the event of certain stock dividends, stock splits, stock combinations, or similar events affecting the Common Stock. The Pre-Funded Warrants are exercisable in cash or by means of a cashless exercise and will not expire until the date such Pre-Funded Warrants are fully exercised. The Pre-Funded Warrants may not be exercised if the aggregate number of shares of Common Stock beneficially owned by the holder thereof (together with its affiliates) immediately following such exercise would exceed a specified beneficial ownership limitation; provided, however, that a holder may increase or decrease the beneficial ownership limitation by giving notice to the Company (61 days’ notice for increases), but not to any percentage in excess of 9.99%.

The Private Placement is expected to close on September 10, 2025 (the “Closing Date”), subject to the satisfaction of customary closing conditions. In connection with the announcement of the Private Placement, the Company announced the launch of its digital asset treasury strategy, pursuant to which the Company plans to pursue a number of strategic initiatives to acquire Solana tokens and other digital assets. The Company intends to use the net proceeds from the Private Placement to purchase Solana tokens, for working capital and any future transactions, for the payment of transaction costs and for the establishment of the Company’s cryptocurrency treasury operations. In connection with the announcement of the Private Placement, the Company announced the launch of its digital asset treasury strategy, pursuant to which the Company plans to pursue a number of strategic initiatives to acquire Solana tokens and other digital assets.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

Pursuant to the Securities Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of the Company’s securities for a period beginning on the date of the Securities Purchase Agreement until the thirtieth (30th) day following the date the resale registration statement filed pursuant to the Registration Rights Agreement (as defined below) becomes effective, subject to certain exceptions. Additionally, each Purchaser will execute and deliver a Lock-Up Agreement, substantially in the form attached as Exhibit B to the Securities Purchase Agreement (a “Lock-Up Agreement”), with respect to the Shares and the Pre-Funded Warrants pursuant to which such Purchaser will agree not to (1) offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares or Pre-Funded Warrants, or any securities convertible into or exercisable or exchangeable for Shares or Pre-Funded Warrants, whether now owned or thereafter acquired by such Purchaser or with respect to which such Purchaser has or thereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap, hedge, Short Sale (as defined in the Securities Purchase Agreement) or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities, whether any such transaction is to be settled by delivery of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities, for a period (“Lock-Up Period”) beginning on and including the date of such Lock-Up Agreement through and ending with respect to each Tranche (as defined below) upon the applicable Release Time (as defined below), subject to certain customary exceptions. With respect to each Purchaser, the Lock-Up Securities will be released from the restrictions of such Lock-Up Agreement in two tranches (each, a “Tranche”) as follows (each applicable date and time, a “Release Time”): (i) fifty percent (50%) of the Lock-Up Securities (the “First Tranche”) will be released automatically and without further action of any person upon the earliest of the date that (a) one or more registration statements have been declared effective by the Securities and Exchange Commission (the “SEC”) registering the Shares and Pre-Funded Warrant Shares for resale, (b) all of the Securities have been sold pursuant to Rule 144 (“Rule 144”) as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or may be sold pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirements of Rule 144 or (c) following the one year anniversary of the Closing Date; and (ii) fifty percent (50%) of the Lock-Up Securities will be released 30 calendar days after the First Tranche. The Company’s directors and officers will also execute a deliver Lock-Up Agreements with respect to the Lock-up Securities for a Lock-Up Period of 180 days starting on the Closing Date, subject to certain customary exceptions.

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Cantor Fitzgerald & Co. (“Cantor”) and Galaxy Digital Partners LLC (“Galaxy DP”) have agreed to serve as the Company’s placement agents in connection with the Private Placement. The Company has agreed to pay Cantor and Galaxy DP a non-refundable total cash fee equal to the sum of (i) 5% of the first $1.0 billion of the aggregate gross proceeds (the “Gross Proceeds”) raised in the Private Placement plus (ii) 3.75% of any Gross Proceeds raised thereby in excess of $1.0 billion. Cantor and Galaxy DP have the option to elect, in their sole discretion, no later than two calendar days prior to the Closing Date, to have all or any portion of its allocation of the fees paid in the securities of the Company issued at the Closing Date to the Purchasers in the Private Placement, at a price per security equal to the price paid by such Purchasers, in lieu of receiving the proportionate amount of the fees in cash.

The Securities to be issued pursuant to the Securities Purchase Agreement have not been registered under the Securities Act, or any state securities laws and will be issued pursuant to the exemption from registration provided for under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the Purchasers. The Securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement, dated September 6, 2025 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares, the Advisor Shares (as defined below), the Lead Investor Shares (as defined below), the Pre-Funded Warrant Shares and the shares of Common Stock underlying each of the Advisor Warrants and Lead Investor Shares on an effective registration statement, pursuant to a registration statement (the “Resale Registration Statement”) to be filed with the SEC no later than October 10, 2025. The Company has agreed to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective as promptly as possible, but in no event later than the fifth (5th) business day following its filing date (or, in the event of a review by the SEC, the seventy-fifth (75th) calendar day following the filing date), and to keep the Resale Registration Statement continuously effective from the date on which the SEC declares the Resale Registration Statement to be effective (or the Resale Registration Statement goes effective pursuant to its terms) until (i) the date on which the Purchasers shall have resold or otherwise disposed of all the Registrable Securities (as such term is defined in the Registration Rights Agreement) covered thereby, or (ii) the date on which the Registrable Securities may be resold by the Purchasers without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 or any other rule of similar effect.

The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing descriptions of the Securities Purchase Agreement, Registration Rights Agreement and the Pre-Funded Warrant are not complete and are qualified in their entirety by reference to forms of Securities Purchase Agreement, Registration Rights Agreement and Pre-Funded Warrant, which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Galaxy Strategic Advisor Agreement

On September 6, 2025, the Company entered into a Strategic Advisor and Lead Investor Agreement (the “Strategic Advisor Agreement”) with Galaxy Digital LP (“Galaxy”) pursuant to which the Company engaged Galaxy to serve as a strategic advisor to the Company with respect to the Private Placement. In consideration of Galaxy’s services, the Company will issue to Galaxy on the Closing Date in addition to the Securities acquired by Galaxy pursuant to the Securities Purchase Agreement: (i) an aggregate number of Securities (the “Advisor Shares”), at the election of Galaxy, equal to 2% of the aggregate number of Shares purchased in the Private Placement (the “PIPE Shares”) and (ii) an aggregate number of warrants to purchase an amount of shares of the Common Stock (the “Advisor Warrants”) equal to 5% of the PIPE Shares. The exercise price per share of the Advisor Warrants shall equal one penny ($0.01) per share and shall be exercisable as follows: (1) one-third (1/3) of the Advisor Warrants shall be exercisable on and after the first date on which the closing trading price of the Company’s Common Stock on its principal stock exchange is equal to or greater than 150% of the cash Per Share Purchase Price for 20 out of 30 trading days following the effectiveness of the Resale Registration Statement; (2) one-third (1/3) of the Advisor Warrants shall be exercisable on and after the first date on which the closing trading price of the Company’s Common Stock on its principal stock exchange is equal to or greater than 200% of the cash Per Share Purchase Price for 20 out of 30 trading days following the effectiveness of the Resale Registration Statement; and (3) one-third (1/3) of the Advisor Warrants shall be exercisable on and after the first date on which the closing trading price of the Company’s Common Stock on its principal stock exchange is equal to or greater than 250% of the cash Per Share Purchase Price for 20 out of 30 trading days following the effectiveness of the Resale Registration Statement. The Strategic Advisor Agreement also contains customary representations and warranties, confidentiality provisions and limitations on liability.

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Immediately following the issuance of the Advisor Shares and the Advisor Warrants: (a) the Company has agreed to provide certain registration rights, including the filing under the Securities Act of the Resale registration statement, which will include for registration the Advisor Shares and the Common Stock issuable upon exercise of the Advisor Warrants, and (b) Galaxy has agree to execute and deliver a Lock-Up Agreement with respect to the Advisor Shares and the Advisor Warrants; provided that the Lock-Up Period shall be (i) with respect to the Advisor Shares, the period ending on the earlier of (y) the one year anniversary of the Closing Date and (z) from six months to one year from Closing Date if, at any time following the date of issuance of the Advisor Shares, the VWAP (as defined in the Advisor Warrants) of the Company’s Common Stock is equal to or greater than at least 150% of the cash Per Share Purchase Price for 20 out of 30 consecutive trading days, and (ii) with respect to the shares of Common Stock underlying the Advisor Warrants, the period ending six months from the effectiveness of the Resale Registration Statement.

The Advisor Shares and Advisor Warrants are being offered in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Advisor Shares, the Advisor Warrants and the shares of Common Stock underlying the Advisor Warrant have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The foregoing descriptions of the Strategic Advisor Agreement and Advisor Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Strategic Advisor Agreement and the form of the Advisor Warrants, copies of which are attached hereto as Exhibit 10.3 and 4.2, respectively, and incorporated herein by reference.

Lead Investments Agreement

On September 6, 2025, the Company entered into a Lead Investor Agreement (the “Lead Investor Agreement”) with J Digital 6 Cayman Ltd. (“Jump Crypto”) and Multicoin Capital Master Fund, LP (“Multicoin,” and together with Galaxy and Jump Crypto, the “Sponsors”) to secure the commitment of Jump Crypto and Multicoin in the Private Placement. In consideration of Jump Crypto and Multicoin’s participation, the Company will issue Jump Crypto and Multicoin on the Closing Date in addition to the Securities acquired by Jump Crypto and Multicoin pursuant to the Securities Purchase Agreement: (i) an aggregate number of Securities (the “Lead Investor Shares”), at the election of each of Jump Crypto and Multicoin, equal to 4% of the aggregate number of the PIPE Shares and (ii) an aggregate number of warrants to purchase an amount of shares of the Common Stock (the “Lead Investor Warrants”) equal to 10% of the PIPE Shares. The exercise price per share of the Lead Investor Warrants shall equal one penny ($0.01) per share and shall be exercisable as follows: (1) one-third (1/3) of the Lead Investor Warrants shall be exercisable on and after the first date on which the closing trading price of the Company’s Common Stock on its principal stock exchange is equal to or greater than 150% of the cash Per Share Purchase Price for 20 out of 30 trading days following the effectiveness of the Resale Registration Statement; (2) one-third (1/3) of the Lead Investor Warrants shall be exercisable on and after the first date on which the closing trading price of the Company’s Common Stock on its principal stock exchange is equal to or greater than 200% of the cash Per Share Purchase Price for 20 out of 30 trading days following the effectiveness of the Resale Registration Statement; and (3) one-third (1/3) of the Lead Investor Warrants shall be exercisable on and after the first date on which the closing trading price of the Company’s Common Stock on its principal stock exchange is equal to or greater than 250% of the cash Per Share Purchase Price for 20 out of 30 trading days following the effectiveness of the Resale Registration Statement. Pursuant to the Lead Investor Agreement, for so long as Multicoin continues to beneficially own at least 5% of the Company’s issued and outstanding shares of Common Stock, Multicoin has the right to nominate one individual for election to the Board of Directors of the Company (the “Board”), who shall also be chairperson of the Board (such nominee, the “Investor Designee”), and the Company agreed to use its reasonable best efforts to cause the Investor Designee to be elected to the Board (including recommending that the Company’s stockholders vote in favor of the election of the Investor Designee). The Lead Investor Agreement also contains customary representations and warranties, confidentiality provisions and limitations on liability.

Immediately following the issuance of the Lead Investor Shares and the Lead Investor Warrants: (a) the Company has agreed to provide certain registration rights under the Securities Act in respect of the shares of Common Stock issuable upon exercise of the Lead Investor Warrants; and (b) each of Jump Crypto and Multicoin has agreed to execute and deliver a Lock-Up Agreement with respect to the Lead Investor Shares and the Lead Investor Warrants; provided that the Lock-Up Period shall be (i) with respect to the Lead Investor Shares, the period ending on the earlier of (y) the one year anniversary of the Closing Date and (z) from six months to one year from the Closing Date if, at any time following the date of issuance, the VWAP (as defined in the Lead Investor Warrants) of the Company’s Common Stock is equal to or greater than at least one hundred fifty percent (150%) of the cash Per Share Purchase Price for 20 out of 30 consecutive trading days, and (ii) with respect to shares purchased by Jump Crypto and Multicoin or the shares of Common Stock underlying the Lead Investor Warrants, the period ending six months from the effectiveness of the Resale Registration Statement.

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The Lead Investor Shares and Lead Investor Warrants are being offered in reliance upon the exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of Lead Investor Shares, the Lead Investor Warrants and the shares of Common Stock underlying the Lead Investor Warrant have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The foregoing descriptions of the Lead Investor Agreement and Lead Investor Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the Lead Investor Agreement and the form of the Lead Investor Warrants, copies of which are attached hereto as Exhibit 10.4 and 4.3, respectively, and incorporated herein by reference.

C/M Waiver and Leak-Out Agreement

On September 8, 2025, the Company entered into a waiver and leak-out agreement (the “Waiver and Leak-out Agreement”) with each of C/M Capital Master Fund, LP and WVP Emerging Manager Onshore Fund, LLC – Structured Small Cap Lending Series (collectively, “C/M”) in connection with the Company’s Series B Convertible Preferred Stock, $0.01 par value (“Series B Stock”), pursuant to which C/M agreed to (i) the termination, waiver or amendment of all covenants and provisions to forgo all of C/M’s rights under the Common Stock Purchase Warrant (the “Warrant”), the Preferred Stock Purchase Agreement and the Registration Rights Agreement, each entered into on or about May 23, 2025, between the Company and C/M, including a general release from any liability for prior non-performance, and (ii) provide conversion notices and such other documentation reasonably requested by the Company in order to complete the conversion of all of C/M’s Series B Stock into shares of Common Stock.

In connection with the Waiver and Leak-out Agreement, the Company granted C/M the right to purchase up to $33,000,000 worth of shares of Common Stock at a purchase price per share equal to the Per Share Purchase Price; and has agreed to include for registration on the Resale Registration Statement, on behalf of C/M as a selling stockholder, all shares of Common Stock previously underlying the Series B Stock and Warrant held by C/M.

In addition, following the date hereof, the Company has agreed to file with the SEC one or more prospectus supplements (a “Prospectus Supplement”) to its currently effective registration statement (File Number: 333-287907) (the “Effective Registration Statement”) and make all other filings as may be necessary to issue the Free-Trading Shares (as defined below) to C/M on the Effective Date and thereafter as contemplated by the Waiver and Leak-Out Agreement. At the Closing Date, the Company shall sell to C/M, in a registered direct offering pursuant to the Effective Registration Statement and Prospectus Supplement, free-trading shares of Common Stock to C/M (the “Free-Trading Shares”). C/M has agreed not to effect transactions of any Free-Trading Shares in excess of 650,000 shares until the date of the effectiveness of the Resale Registration Statement.

The foregoing description of the Waiver and Leak-out Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Waiver and Leak-out Agreement attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

On September 8, 2025, the Company issued a press release announcing the Private Placement and related transactions, including the launch of its digital asset treasury strategy. The Company intends to continue to pursue its current lines of business in addition to the pursuit of its digital asset treasury strategy.

In connection with the Private Placement, the Company delivered an investor presentation to potential investors on a confidential basis.

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The press release and investor presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Information.

In connection with the Private Placement and related transactions described herein, the Company is filing certain updated risk factors disclosure applicable to its business for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended September 30, 2024, filed with the SEC on December 27, 2024 (as amended). The supplemental updated risk factors are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the Private Placement and related transactions, the intended use of proceeds from the Private Placement, the assets to be held by the Company, the expected future market, price and liquidity of the digital assets the Company acquires, the macro and political conditions surrounding digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and the expected financial impacts of the proposed transactions described herein. Each forward-looking statement contained in this Current Report on Form 8-K (and the associated exhibits attached hereto) is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk that the Private Placement may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the transactions and the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of Solana and other cryptocurrencies; the risk that the price of the Company’s Common Stock may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose; as well as those risks and uncertainties identified under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with the SEC on December 27, 2024 (as amended) and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of this Current Report on Form 8-K.

We caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K (and the associated exhibits attached hereto). You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements except as required by applicable law. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

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9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Strategic Advisor Warrant (included as Exhibit A to the Strategic Advisor Agreement filed as Exhibit 10.3 hereto)
4.3	Form of Lead Investor Warrant (included as Exhibit A to the Lead Investor Agreement filed as Exhibit 10.4 hereto)
10.1*	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Strategic Advisor Agreement
10.4	Lead Investor Agreement
10.5	Form of C/M Waiver and Leak-Out Agreement
99.1	Press Release, dated September 8, 2025
99.2	Investor Presentation
99.3	Supplemental Risk Factors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: September 8, 2025	/s/ Kathleen Weisberg
Kathleen Weisberg
Chief Financial Officer

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